COVA SERIES TRUST
One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois 60181-4644




The Large Cap Stock Portfolio of Cova Series Trust ("Trust") is offered herein.

The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

The date of this Prospectus is May 1, 2000.



TABLE OF CONTENTS                                         Page



  SUMMARY                                                    3

  DESCRIPTION OF THE PORTFOLIO                               4

  MANAGEMENT OF THE TRUST                                    6

  PORTFOLIO SHARES                                           8

  FINANCIAL HIGHLIGHTS                                      14

  PERFORMANCE OF THE PORTFOLIO                              15

  COMPARABLE PERFORMANCE                                    15



SUMMARY


The Trust and the Portfolio

The Large Cap Stock Portfolio described in this document is a series of Cova Series Trust ("Trust"), an open-end management investment company. Investment companies (or "mutual funds") pool the money of a number of different investors and buy many different securities. Pooling allows the investors to spread the risk of loss of their investments over more securities than they could if they invested their money alone.

Although the Trust is a mutual fund, it is not offered or sold directly to the public. You may only invest in the Portfolio through a variable annuity contract or variable life insurance policy (collectively, the "Contract"), which you purchase from an insurance company. The insurance company becomes the legal shareholder in the Portfolio. You (the holder of the Contract) are not a shareholder in the Trust, but have a beneficial interest in it. Although you do not have the same rights as if you were a direct shareholder, you are given many similar rights, such as voting rights, under rules of the Securities and Exchange Commission that apply to registered investment companies.

Within limitations described in the Contract, owners may allocate the amounts under the Contracts for ultimate investment in the Portfolio. See the prospectus which accompanies this Prospectus for a description of:

o    the Contract

o the relationship between increases or decreases in the net asset value of Trust shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

The Contracts may be sold by banks. An investment in the Portfolio through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Sub-Adviser for the Portfolio is J.P. Morgan Investment Management Inc.


RISK/RETURN SUMMARY
PRINCIPAL INVESTMENT STRATEGIES
AND RISKS OF THE PORTFOLIO


  Large Cap Stock Portfolio.
  Investment Objective

o The Large Cap Stock Portfolio seeks to provide long-term growth of capital and income.

  Principal Investment Strategies

o The Portfolio will be an actively managed portfolio of medium- to large-cap equity securities that seeks to outperform the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), consistent with reasonable investment risk.

o The Portfolio invests primarily in dividend-paying common stock but it may also invest in other equity securities.

o As a guideline, the Sub-Adviser seeks to achieve gross income for the Portfolio equal to at least 75% of the dividend income generated on the stocks included in the S&P 500.

o    The  Portfolio  will  be  highly   diversified   and  will  typically  hold
     approximately 300 stocks. The Sub-Adviser may emphasize securities that it believes to be undervalued.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

   o Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

   o The portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.


Bar Chart and Table

The following table and chart is provided to illustrate the variability of the investment returns that the Portfolio has earned in the past.

o Average annual total return measures the Portfolio's performance over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or, since inception as applicable) are presented.

o The graphs of year-by-year returns examine volatility by illustrating the Portfolio's historic highs and lows.

o Return calculations do not reflect insurance product fees or other charges and, if included, these charges would reduce the Portfolio's past performance. Also, past performance does not necessarily indicate how the Portfolio will perform in the future.


Large Cap Stock Portfolio.

(The following will be depicted as a bar chart in the printed material.)

               1997   33.25%
               1998   32.31%
               1999   17.64%

Best Quarter: 4th qtr `98    22.93%
Worst Quarter: 3rd qtr `98  -9.85%


------------------------------------------------------------------------------------------------------------------------------------

                                               Since May 1, 1996
                               One Year Ended  (Date of initial
                                  12/31/99     public offering)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio average                  17.64%          26.52%
annual total return
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index                        21.04%          23.93%
------------------------------------------------------------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.



DESCRIPTION OF THE PORTFOLIO

The Portfolio has its own investment objective which may be changed without shareholder approval. Since investment in the Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolio will achieve its objective. You should carefully review the objective and investment practices of the Portfolio and consider your ability to assume the risks involved before allocating payments to the Portfolio.

While certain of the investment techniques, instruments and risks associated with the Portfolio are referred to in the discussion that follows, additional information on these subjects appears under "Description of Certain Investments, Techniques and Risks". However, those discussions do not list every type of investment, technique, or risk to which the Portfolio may be exposed. Further, the Portfolio may change its investment practices at any time without notice, except for any policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as the characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

The Portfolio may invest in money market instruments as a temporary defensive measure during, or in anticipation of, adverse market conditions. This could help the Portfolio avoid losses but may mean lost opportunities.

The investment objective, principal investment strategies and principal risks of the Portfolio have been described under the sections captioned "Investment Objective" and "Principal Investment Strategies and Risks of the Portfolio" in the "Risk/Return Summary." The discussion below provides further information concerning the principal investment strategies and risks of the Portfolio.


Principal Investment Strategies

Large Cap Stock Portfolio.

Ordinarily,   the  Portfolio  pursues  its  investment  objective  by  investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things,

o    non-dividend-paying common stock,

o    preferred stock,

o securities convertible into common stock, such as convertible preferred stock and convertible bonds, and

o    warrants.

The Portfolio may also invest in American Depository Receipts (ADRs) and in various foreign securities if U.S. exchange-listed.

The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies typically represented by the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. Portfolio sector weightings will generally equal those of the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as

o an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general

o as a result of a market decline, poor economic conditions or tax-loss selling, or

o    actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will normally be comprised, based on the dividend discount model, of stocks in the first three quintiles.


Principal Risks

o Market Risks. All securities have market risk. The Sub-Adviser invests in different types of securities and investment techniques all of which involve varying amounts of risk. The value of bonds and other fixed income securities will go up and down in response to changes in interest rates charged by the Federal Reserve and the lending banks. Stocks may be affected by the overall economy, both within and without the United States and by changes in demand for certain products or in certain parts of the market.

o Investment in Stocks. Stocks tend to go up and down in value more than do bonds or other debt obligations (fixed income securities), making them more volatile. Volatile securities have a greater potential return than do fixed income securities, but have more risk of loss. Although, in the past, stocks that have been held for a long period of time have provided higher returns than less volatile securities, there is no assurance that they will do so in the future.

o Investment in Bonds. The value of bonds and other debt obligations(fixed income securities) will change when interest rates change. If interest rates go down, the market value of bonds held by the Portfolio increases; however if interest rates go up, the market value of bonds held by the Portfolio goes down.

o Purchasing for Value. If the Sub-Adviser purchases stocks of companies that other investors have not recognized as having value, there is a risk that those stocks will never be recognized by other investors and therefore may not achieve their potential value.

o Derivatives. Derivatives can be volatile investments and involve certain risks. The Portfolio may be unable to limit its losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of futures or forward contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to the Portfolio. Leverage may exaggerate losses of principal. The amount of gains or losses on investments in futures contracts depends on the Sub-Adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

o Foreign Securities. Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments. The value of non-U.S. securities will change as the exchange rates for the currency in the countries where the companies are located change. Some countries do not have the same kinds of laws that protect the purchasers of securities, as do countries with more established markets such as the United States. Therefore, there is more risk in purchasing securities issued by companies located in those countries. In addition, there may be less information available about non-U.S. issuers, delays in settling sales of foreign securities and governmental restrictions or controls that can adversely affect the value of securities of foreign companies. Securities of foreign companies may not be as easy to sell as securities of U.S. companies. The Portfolio may incur additional costs in handling foreign securities, such as increased sales costs and custody costs.

o Borrowing. The Portfolio may borrow money for temporary or emergency purposes. The Portfolio may engage in borrowing by investing in repurchase agreements or similar securities. The Portfolio may borrow money or securities to increase the return on the Portfolio. Borrowing money or securities increases the assets that the Portfolio has available to invest. If the investments are profitable, the return for the Portfolio is enhanced. However, if the investments lose value, the losses are exaggerated.

o Lending Securities. Lending securities means that the Portfolio lends securities that the Portfolio owns to a third party for a fee. The Portfolio holds other assets of the borrower as collateral to insure the repayment of the securities loaned. Lending Portfolio securities may result in losses to the Portfolio if the borrower does not repay the securities loaned and the Portfolio is unable to sell the collateral for an amount equal to the value of the loaned securities.

o Illiquid and Restricted Securities. The Portfolio may invest in illiquid securities which are securities which the Portfolio cannot easily sell or which it cannot sell quickly (within seven days) without taking a reduced price for them. The Portfolio may invest in securities that the Portfolio cannot sell unless it meets certain restrictions (restricted securities). The restrictions usually relate to the initial sale of the security, such as securities purchased in a private transaction or securities sold only to qualified purchasers. It may take the Sub-Adviser more time to sell illiquid or restricted securities than it would take them to sell other securities. The Portfolio might be forced to sell the securities at a discount or be unable to sell securities at all that are losing value.

o Cash Investments. In addition to the investments described above for the Portfolio, the Sub-Adviser may keep a portion of the Portfolio's assets in cash or in investments that are as liquid as cash such as money market mutual funds. The Sub-Adviser keeps the cash available to meet unexpected expenditures such as redemptions. Investments in cash or similar liquid securities (cash equivalents) generally do not provide as high a return as would assets invested in other types of securities.

o Defensive Positions. The Sub-Adviser has described its strategy for investing the assets of the Portfolio under normal market conditions. Under extraordinary market, economic, political or other conditions, the Sub-Adviser may not follow its normal strategies, but instead may take certain temporary, defensive actions. These actions may include moving all assets to cash or cash equivalent investments or taking extraordinary steps to limit losses in response to adverse conditions. Defensive actions may prevent the Portfolio from achieving its investment goal.

o Portfolio Turnover Rates. The rate of portfolio turnover is the annual amount, expressed as a percentage, of the Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for the Portfolio. The Sub-Adviser may buy and sell securities for the Portfolio frequently, which increases the Portfolio's portfolio turnover rate. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect the Portfolio's net asset value. The Sub-Adviser that actively trades Portfolio assets, expects that the potentially improved performance from frequent transactions will offset the higher costs; however, higher transaction costs can reduce the return of the Portfolio. The historical rates of portfolio turnover for the Portfolio is set forth herein under the Financial Highlights.



MANAGEMENT OF THE TRUST

The Trustees

The  Trust  is  organized  as  a  Massachusetts   business  trust.  The  overall
responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.


Adviser

Cova Investment Advisory Corporation (the "Adviser"),located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, manages the business and affairs of the Portfolio and the Trust, subject to the control of the Trustees, pursuant to an Investment Advisory Agreement.

The Adviser is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser changed its name to its present name on January 17, 1996. Metropolitan Life Insurance Company (MetLife) is the ultimate parent of the Adviser. MetLife, headquartered in New York City since 1868, is a leading provider of insurance and financial products and services to individual and group customers. The Adviser has acted as the investment adviser to the Trust, its sole account, since May 1, 1996.

The Investment Advisory Agreement authorizes the Adviser to manage the investment of the assets of the Portfolio, based on the investment objective and policies of the Portfolio. The Adviser must develop a program for investing the assets of the Portfolio that is consistent with the investment objective of the Portfolio and that follows the policies and restrictions that the Board of Trustees has set for the Portfolio. The Adviser may retain Sub-Advisers to assist it. This Prospectus and the Statement of Additional Information describe these policies. (See the back cover of this Prospectus to find out how to get a free copy of the Statement of Additional Information.)

Compensation. The Adviser receives a fee, monthly, from the Portfolio for management of the net assets of the Portfolio. The Adviser calculates the fee based on the average daily net assets of the Portfolio. During 1999, the most recent fiscal year of the Portfolio, the Portfolio paid the Adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the Portfolio:

     Large Cap Stock                                 0.65%

The percentage of net assets paid to the Adviser as an investment advisory fee for the Portfolio changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.

Under the Investment Advisory Agreement, the Trust is obligated to pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio:

                       Average Daily
Portfolio              Net Assets             % Per Annum

Large Cap              _______________        .65%
Stock

Other Services and Expenses. The Adviser is also responsible for the operation of the Portfolio and the supervision of others who provide services to the Portfolio such as custodians, accountants and transfer agents. The Adviser must provide office space and the services of personnel to carry out the operations of the Portfolio. The Adviser pays all ordinary office expenses for the Trust and the Portfolio. The Adviser also pays the salaries and costs of persons employed by the Adviser who serve as officers or Trustees of the Trust. The Portfolio is responsible for all of its own direct expenses such as fees of custodians, accountants, transfer agents and unaffiliated Trustees. Cova Financial Services Life Insurance Company ("Cova Life"), the ultimate parent of which is MetLife, and/or the Adviser and/or the Sub-Adviser may at their discretion, but are not obligated to, assume all or any portion of Trust expenses.

Cova Life, Cova Life Management Company and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1996, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, Cova Life is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. Cova Life is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser. Cova Life Management Company is obligated to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.

Expense Reimbursement. Cova Life currently reimburses the Portfolio for all operating expenses (exclusive of the management fees) in excess of approximately
 .10%.


Trust Administration

The Adviser retains Investors Bank & Trust Company ("IBTC"), a Massachusetts trust company, to supervise various aspects of the Trust's administrative operations and to perform certain specific services including, but not limited to, the preparation and filing of Trust reports and tax returns, pursuant to an Administration Agreement between the Trust, the Adviser and IBTC. IBTC also serves as the transfer agent for the Trust.


Sub-Advisers and Portfolio Management

The Investment Advisory Agreement allows the Adviser to contract with third parties to provide some or all of its duties to the Portfolio under the Investment Advisory Agreement. The Adviser has contracted with the Sub-Adviser to provide day-to-day management of the assets of the Portfolio. Under the terms of the agreement between the Sub-Adviser and the Adviser, the Sub-Adviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Sub-Adviser follows the policies set by the Adviser and the Board of Trustees for the Portfolio.

Compensation. Under the Sub-Advisory Agreement, the Adviser has agreed to pay the Sub-Adviser a fee for its services out of the fees the Adviser receives from the Portfolio. During 1999, the most recent fiscal year of the Portfolio, the Adviser paid the Sub-Adviser fees based on the following percentages of the Portfolio's average daily net assets:

     Large Cap Stock                                 0.40%

Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rate based on the average daily net assets of the Portfolio:

                       Average Daily          Sub-Advisory
Portfolio              Net Assets             Fee

Large Cap              _______________        .40%
Stock

J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036, a Delaware corporation, and a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated, is the Sub-Adviser for the Large Cap Stock Portfolio.


Portfolio Managers

Large Cap Stock Portfolio

Nanette Buziak, Vice President of the Sub-Adviser. Ms. Buziak is a portfolio manager in the Sub-Adviser's Structured Equity Group with responsibility for the daily implementation and maintenance of structured equity portfolios. Prior to joining J.P. Morgan in 1997, Ms. Buziak spent four years at First Marathon America, Inc., where she traded Convertible Bond Arbitrage and Stock Index
Arbitrage strategies. She earned her B.B.A. from Bryant College where her concentration was Applied Actuarial Mathematics and Finance.

Timothy Devlin, Vice President of the Sub-Adviser. Mr. Devlin is a portfolio manager in the Sub-Adviser's Structured Equity Group. He joined J.P. Morgan in 1996. Earlier, he was with Mitchell Hutchins Asset Management where he managed risk-controlled equity portfolios including index, enhanced index and market neutral strategies. Mr. Devlin holds a B.A. in economics from Union College.

Bernard Kroll, Managing Director of the Sub-Adviser. Mr. Kroll is a portfolio manager in the Sub-Adviser's Structured Equity Group. Prior to joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co., founded his own options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co. Mr. Kroll received an M.B.A.in Finance from New York University, and a B.A. in Economics from Stanford University.



PORTFOLIO SHARES


Distribution and Redemption

The Trust sells shares to the separate accounts ("Variable Accounts") of MetLife, and its affiliated life insurance companies (collectively, "MetLife") as a funding vehicle for the Contracts offered by MetLife. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the Variable Accounts of MetLife, and therefore, are ultimately borne by Contract owners. In addition, other fees and expenses are assessed by MetLife at the separate account level. (See the Prospectus for the Contract for a description of all fees and charges relating to the Contract.)


Price of Shares

The Portfolio will buy or sell shares at the price determined at the end of each day during which the New York Stock Exchange is open for trading (see Net Asset Value, below). The Portfolio must receive your order by 4:00 p.m. Eastern time for you to receive the price for that day. The Portfolio will buy or sell shares for orders it receives after 4:00 p.m. at the price calculated for the next day on which the New York Stock Exchange is open.


Placing Orders for Shares

The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolio. You may obtain a copy of that prospectus, free of charge, from MetLife or from the person who sold you the Contract. The Adviser and MetLife will not consider an order to buy or sell shares in the Portfolio as received until the order meets the requirements for documentation or signatures described in the prospectus for your Contract. The Portfolio does not charge any fees for selling (redeeming) shares. You should review the prospectus for your Contract to see if MetLife charges any fees for redeeming your interest in the Contract or for moving your assets from one Portfolio to another.


Payment for Redemptions

Payment for orders to sell (redeem) shares will be made within seven days after the Adviser receives the order.


Suspension or Rejection of Purchases and Redemptions

The Portfolio may suspend the offer of shares, or reject any specific request to purchase shares from the Portfolio at any time. The Portfolio may suspend its obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.


Right to Restrict Transfers

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused. Investors should consult the Variable Account prospectus that accompanies this Trust Prospectus for information on other specific limitations on the transfer privilege.


Net Asset Value

The value or price of each share of the Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of all assets held by the Portfolio at the end of the day, is determined by subtracting all liabilities and dividing the total by the total number of shares outstanding. This value is provided to MetLife, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolio for orders they received that day.

The value of the net assets of the Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Trustees.


Dividends and Distributions

The Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. MetLife generally directs that all dividends and distributions of the Portfolio be reinvested in the Portfolio under the terms of the Contracts.


Tax Matters

The Trust intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of the Portfolio's ordinary net income and capital gains each calendar year as a dividend to the Variable Accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Trust expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Trust and the Portfolio intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Trust will generally only be available through the
purchase  of  a  variable  life  insurance  or  annuity  contract.   Income  tax
consequences to Contract owners who allocate purchase payments or premiums to Trust shares are discussed in the prospectus for the Contracts that accompanies this Prospectus.


Additional Information

This Prospectus sets forth concisely the information about the Trust and the Portfolio that you should know before you invest money in the Portfolio. Please read this Prospectus carefully and keep it for future reference. The Trust has prepared and filed with the Securities and Exchange Commission a Statement of Additional Information that contains more information about the Trust and the Portfolio. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Trust at 1-800-831-LIFE or by writing to the Trust at the following address: One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.


Legal Proceedings

Neither the Trust nor the Portfolio is involved in any material legal proceedings. Neither the Adviser nor the Sub-Adviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolio. None of such persons is aware of any litigation that has been threatened.



DESCRIPTION OF CERTAIN INVESTMENTS,
TECHNIQUES AND RISKS

Strategic Transactions. The Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on

o    securities,

o    financial futures,

o fixed-income and equity indices and other financial instruments and purchase and sell financial futures contracts.

The Portfolio may also enter into various currency transactions such as

o    currency forward contracts,

o    currency futures contracts,

o    currency swaps or options on currencies or currency futures,

o    stock index futures contracts, and

o    options on stock indexes and stock index futures contracts.

Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions are hedging transactions which may be used to

o attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio,

o to protect the Portfolio's unrealized gains in the value of its portfolio securities,

o    to facilitate the sale of such securities for investment purposes,

o    to manage the effective interest rate exposure of the Portfolio,

o    to protect against changes in currency exchange rates, or

o to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Portfolio, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and possibly income. The Strategic Transactions that the Portfolio may use and some of their risks are described more fully in the Statement of Additional Information.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Sub-Adviser will monitor the value of the underlying security in this regard. The Portfolio will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the Securities and Exchange Commission. In determining whether the Portfolio should enter into a repurchase agreement with a bank or broker-dealer, the Sub-Adviser will take into account the credit-worthiness of the party and will monitor its credit-worthiness on an ongoing basis in accordance with standards established by the Board of Trustees. In the event of a default by the party, the delays and expenses potentially involved in establishing the Portfolio's rights to, and in liquidating, the security may result in a loss to the Portfolio.

When Issued and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain on the Trust's records a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

U.S. Government Obligations. The Portfolio may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities which historically have involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Portfolio. Examples of the types of U.S. Government obligations that may be held by the Portfolio, subject to their investment objectives and policies, include, in addition to U.S. Treasury bonds

o    notes and bills, the obligations of Federal Home Loan Banks,

o    Federal Farm Credit Banks,

o    Federal Land Banks,

o    the Federal Housing Administration,

o    Farmers Home Administration,

o    Export-Import Bank of the United States,

o    Small Business Administration,

o    Government National Mortgage Association ("GNMA"),

o    Federal National Mortgage Association ("FNMA"),

o    Federal Home Loan Mortgage Corporation ("FHLMC"),

o    General Services Administration,

o    Student Loan Marketing Association,

o    Central Bank for Cooperatives,

o    Federal Intermediate Credit Banks,

o    Resolution Trust Corporation, and

o    Maritime Administration.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; o others such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury;

o others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations;

o still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Stripped Government Securities. To the extent consistent with their respective investment policies, the Portfolio may invest in

o    bills,

o    notes and bonds (including zero coupon bonds) issued by the U.S. Treasury,

o as well as "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government.

Strips and Cubes represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Sub-Adviser will consider the liquidity needs of the Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

Participation Interests. The Portfolio may purchase participation interests from financial institutions (such as commercial banks, savings associations, and insurance companies), or from single-purpose, stand-alone finance subsidiaries or trusts of such institutions, or from other special purpose entities. Single-purpose, stand-alone finance subsidiaries or trusts and special purpose entities generally do not have any significant assets other than the receivables securing the participation interests. Participation interests give the Portfolio an undivided fractional ownership interest in debt obligations. The debt obligations may include

o    pools of credit card receivables

o    automobile installment loan contracts

o    corporate loans or debt securities

o    corporate receivables or other types of debt obligations

In addition to being supported by the stream of payments generated by the debt obligations, payments of principal and interest on the participation interests may be supported up to certain amounts and for certain periods of time by

o    irrevocable letters of credit

o    insurance policies and/or

o other credit agreements issued by financial institutions unaffiliated with the issuers and by monies on deposit in certain bank accounts of the issuer.

Payments of interest on the participation interests may also rely on payments made pursuant to interest rate swap agreements made with other unaffiliated financial institutions.

If the participation interests include the unconditional written right to demand payment at par value plus accrued interest from the issuer, the Demand Feature will be used in determining the maturity of the participation interest. So long as the Demand Feature can require payment by the issuer within seven days, the participation interest will not be deemed to be illiquid. The secondary market, if any, for certain of these obligations may be extremely limited and any such obligations purchased by a Portfolio will be regarded as illiquid, unless they include the seven-day Demand Feature. Such illiquid obligations will be included within the percentage limitation of the Portfolio on investment of its net assets in illiquid securities.

Variable and Floating Rate Instruments. The Portfolio may purchase rated or unrated variable and floating rate instruments. These instruments may include variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by the Portfolio will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for the Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. The Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Securities of Other Investment Companies. Under certain circumstances and subject to their investment policies, the Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest. The Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act -- that is, the Portfolio may invest up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company. As a shareholder in an investment fund, the Portfolio would bear its share of that investment fund's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own operating expenses.

Restricted and Illiquid Securities. The Portfolio may invest in securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted and illiquid securities will be valued at fair value as determined in good faith by or at the direction of the Trustees for the purposes of determining the net asset value of the Portfolio. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Sub-Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Sub-Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted securities by the Portfolio pursuant to such rules.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may lend its securities to selected commercial banks or broker-dealers up to a maximum of 25% of the assets of the Portfolio. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Trust's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Portfolio will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short- term instruments. The Portfolio is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Portfolio and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Portfolio will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as a default by the other party may cause delays or other collection difficulties. The Portfolio may pay finders' fees in connection with loans of its portfolio securities.

Reverse Repurchase Agreements and Borrowings. The Portfolio may enter into reverse repurchase agreements with selected commercial banks or broker-dealers with respect to securities which could otherwise be sold by the Portfolio. Reverse repurchase agreements involve sales by the Portfolio of Portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price which is greater than the sales price. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Portfolio. The Portfolio will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government Securities having an aggregate value equal to the amount of commitment to repurchase, including accrued interest, until payment is made. The Portfolio will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether the Portfolio should enter into a reverse repurchase agreement with a bank or broker-dealer, the Sub-Adviser will take into account the credit-worthiness of the party and will monitor the credit-worthiness on an ongoing basis. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements create leverage and will be treated as borrowings for the purposes of the Portfolio's investment restriction on borrowings.

The Portfolio is permitted to borrow money for extraordinary or emergency purposes in amounts up to 10% of the value of the Portfolio's total assets.

Borrowing by the Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used.
Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used.

Short Sales. The Portfolio may utilize short sales on securities to implement its investment objective. A short sale is effected when it is believed that the price of a particular investment will decline, and involves the sale of an investment which the Portfolio does not own in the hope of purchasing the same investment at a later date at a lower price. To make delivery to the buyer, the Portfolio must borrow the investment, and the Portfolio is obligated to return the investment to the lender, which is accomplished by a later purchase of the investment by the Portfolio.

The Portfolio will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Portfolio purchases the investment to replace the borrowed investment. The Portfolio will realize a gain if the investment declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Portfolio may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in that the former may be limitless while the latter can only equal the total amount of the Portfolio's investment in the investment. For example, if the Portfolio purchases a $10 investment, the most that can be lost is $10. However, if the Portfolio sells a $10 investment short, it may have to purchase the investment for return to the lender when the market value is $50, thereby incurring a loss of $40. The amount of any gain or loss on a short sale transaction is also dependent on brokerage and other transaction costs.

Convertible Securities. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Warrants. The Portfolio may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Money Market Instruments. The Portfolio is permitted to invest in money market instruments although it intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. The Portfolio may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for the Portfolio include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. The Portfolio may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions.

FINANCIAL HIGHLIGHTS

Financial Information

The following information is intended to help you understand the financial performance of the Portfolio since the time it was first offered to the public. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the Portfolio's financial statements, are included in the Annual Report for the Trust. The Annual Report is incorporated into the Statement of Additional Information for the Trust. You will find information about how to get a free copy of the annual report and Statement of Additional Information on the back cover of this Prospectus.

                                COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
For a Share Held Throughout the Periods Indicated


                                                                                   Large Cap Stock
                                                                                      Portfolio
                                                 ----------------------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                 from May 1, 1996
                                                                                                                 (date of initial
                                                        Year ended          Year ended          Year ended       public offering)
                                                         12/31/99            12/31/98            12/31/97          to 12/31/96
                                                    -----------------   ------------------  -------------------  ----------------

Net Asset Value, Beginning of Period                      $18.115             $13.845             $11.112            $10.003
                                                    -----------------   ------------------  -------------------  ----------------
Income from Investment Operations
   Net investment income                                    0.105               0.098               0.113              0.124
   Net realized and unrealized gains                        3.057               4.357               3.560              1.304
                                                    -----------------   ------------------  -------------------  ----------------
Total from investment operations                            3.162               4.455               3.673              1.428
                                                    -----------------   ------------------  -------------------  ----------------
Distributions
   Dividends from net investment income                    (0.026)             (0.043)             (0.118)            (0.122)
   Distributions from net realized gains                   (0.576)             (0.142)             (0.822)            (0.197)
                                                    -----------------   ------------------  -------------------  ----------------
Total distributions                                        (0.602)             (0.185)             (0.940)            (0.319)
                                                    -----------------   ------------------  -------------------  ----------------
Net Asset Value, End of Period                            $20.675             $18.115             $13.845            $11.112
                                                    -----------------   ------------------  -------------------  ----------------
Total Return                                               17.64%              32.31%              33.25%             14.35%*
                                                    -----------------   ------------------  -------------------  ----------------
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)               $263.1              $103.8               $32.3              $16.8

Ratios to Average Net Assets (1):
   Expenses                                                 0.75%               0.75%               0.75%              0.75%**
   Net investment income                                    0.75%               0.77%               0.99%              1.56%**

Portfolio Turnover Rate                                     63.2%               62.4%               59.5%              35.5%*

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of Operating Expenses to Average Net Assets:       0.76%               0.94%               1.08%              1.23%**
   Ratio of Net Investment Income to Average Net Assets:    0.74%               0.58%               0.66%              1.08%**

* Non-Annualized
**Annualized

PERFORMANCE OF THE PORTFOLIO

Performance information for the Portfolio, including a bar chart and average annual total return information since the inception of the Portfolio, is contained in this Prospectus under the heading "Bar Chart and Table."



COMPARABLE PERFORMANCE

Private Account Performance

The Large Cap Stock Portfolio, which is managed by J.P. Morgan Investment Management Inc., commenced public sale of its shares on May 1, 1996. The
Portfolio has an investment objective, policies and strategies which are substantially similar to those employed by J.P. Morgan Investment Management Inc. with respect to certain Private Accounts.

The performance information derived from these Private Accounts may be deemed relevant to the investor. The performance of the Portfolio will vary from the Private Account composite information in that

o the Portfolio will be actively managed and its investments will vary from time to time

o the Portfolio's investments will not be identical to the past portfolio investments of the Private Accounts

o the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by federal tax and securities laws

o the Private Accounts do not reflect Contract fees or charges imposed by MetLife. Investors should refer to the Variable Account prospectus for information describing the Contract fees and charges. These fees and charges will have a detrimental effect on Portfolio performance.

The Portfolio and its corresponding Private Accounts are expected to hold similar securities. However, their investment results are expected to differ for the following reasons:

o differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections

o    differences in the relative weightings of securities

o    differences in the price paid for particular portfolio holdings.

The chart below shows performance information derived from historical composite performance of the Private Accounts. The performance figures shown below represent the performance results of the composites of comparable Private
Accounts, adjusted to reflect the deduction of the fees and expenses paid or anticipated to be paid by the Portfolio. Investors should be aware that the Private Account composites are not substitutes for the performance history of the Portfolio. The Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts. Inception was November 1, 1989 for the Structured Stock Selection Composite.


Private Account Composite Performance
Reduced by Portfolio Fees and Expenses
For the periods ended 12/31/99
Average Annual Total Return
                                                   10 Years
                                                   or Since
Portfolio          1 year           5 years        Inception
------------------------------------------------------------------------------------------------------------------------------------
Structured Stock
Selection
Composite          18.58%           28.67%         18.86%
 (Large Cap Stock
 Portfolio)




     Performance Recap
     As of December 31, 1999                                                            Performance
------------------------------------------------------------------------------------------------------------------------------------

                                                                           1 Yr or                                 10 Yrs or
                           Portfolio        Type                       Since Inception         5 Yrs            Since Inception
     Managed by J. P. Morgan Investment Management Inc.

     Large Cap Stock                        Private Account              18.58%                28.67%                18.86%
                                            Composite
                                            Existing Portfolio           17.64%                --                    26.52%*
------------------------------------------------------------------------------------------------------------------------------------

* The inception date for the Large Cap Stock Portfolio is May 1, 1996. The inception date is the date from which the average annual total return computation is calculated for the Portfolio.


Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by MetLife in connection with its sale of Contracts. Investors should refer to the Variable Account prospectus describing the Contracts for information pertaining to these insurance fees and charges. All fees and charges will have a detrimental effect on the performance of the Portfolio.


Additional Performance Information

Further information about the Trust's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling (800) 831-LIFE, or writing to the Trust at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.


COVA SERIES TRUST
One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois 60181-4644

Statement of Additional Information. Additional information about the Portfolio's investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Portfolio during its last fiscal year. The Statement of Additional Information and the annual and semi-annual reports are available on request without charge for any person having an interest in the Trust.

The Trust can provide you with a free copy of these materials or other information about the Trust. You may reach the Trust

By Mail: Cova Series Trust
         One Tower Lane, Suite 3000
         Oakbrook Terrace, Illinois 60181-4644

By Phone:         1-800-831-LIFE

Or you may view or obtain  these  documents  from the  Securities  and  Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room

o Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. D.C. 20549-0102

On the Internet: www.sec.gov

The Trust's Investment Company Act filing number is 811-5252.

Information about the purchase and sale of the Trust shares and the related costs is included in the prospectus for the Contracts that offer the Portfolio as an investment.